Exhibit 10.8

LOAN AGREEMENT

This Loan Agreement (this “Agreement”) is entered into in Guangzhou as of June 5, 2006 by and among the following parties:

(1)	Jiubang Computer Technology (Guangzhou) Co., Ltd. (“Party A”), a wholly foreign-owned enterprise incorporated and validly existing under the laws of the People’s Republic of China (“China”) with its registered address at Suite 1508, 9 Qingnian Road, Economic and Technological Development Park, Guangzhou, China;

(2)	Yuqiang Deng, (ID No.: 441900760328001) (“Party B”); and

(3)	Guangzhou Jiubang Digital Technology Co., Ltd. (“Party C”), a limited liability company incorporated and validly existing under the laws of China, with its registered address at Suite 801, 18 Siyouyi Road, Dongshan District, Guangzhou, China.

Through friendly negotiations, the Parties hereby agree as follows regarding the loan provided by Party A to Party B and intend to be legally bound hereby:

1. Loan

1.1 Subject to the terms and conditions of this Agreement, Party A agrees to provide to Party B a loan at the principal amount of RMB7,200,000 (the “Loan”). Party B agrees that the entire Loan will be used to increase the capital of Party C.

1.2 It is agreed by Party A and Party B that the Loan will be paid to an account designated by Party B within 15 business days after execution of this Agreement.

2. Term

2.1 The term of the Loan will commence from the date when the Loan is paid to the account designated by Party B, and ends on the date when the Loan is fully repaid by Party B pursuant to this Agreement.

3. Interest

3.1 The Loan will have no interest.

4. Repayment

4.1 Unless otherwise agreed by Party A and Party B, Party B will not be obligated to repay the Loan to Party A unless and until Party B transfers its equity interests in Party C to Party A or a third party nominated by Party A pursuant to the Equity Option Agreement dated June 5, 2006 among Party A, Party B and Party C, and the repayment will only be effected through transfer of Party B’s equity interests in Party C to Party A or a third party nominated by Party A. For avoidance of any doubt, Party A agrees to waive any difference between the amount of the Loan and the value of equity interests so transferred if such value is lower than the amount of the Loan.

5. Confidentiality

5.1 The existence and all content of this Agreement are confidential information and may not be disclosed to any third party, except to any officer, director, employee, agent or professional advisor involved in the transaction contemplated herein and the shareholders of each of Party A and Party B, and with the exception when any Party is required by law to disclose any information of this Agreement to any government, general public or shareholders, or to file this Agreement with relevant authority.

5.2 The provisions under this Section 5 will survive any amendment, termination or expiration of this Agreement.

6. Breach Liability

6.1 If any Party fails to perform any of its obligations under this Agreement or any of its representations and warranties under this Agreement is untrue or inaccurate, such Party is in breach of this Agreement and will be liable for any and all losses incurred by the other Party.

7. Force Majeure

7.1 If performance of this Agreement is affected by any Force Majeure event, the Party encountering the Force Majeure event will notify the other Parties by telegraph, facsimile or any other electronic means and provide evidence of the Force Majeure in writing within 15 business days. The Parties will negotiate based on the extent of the effect of the Force Majeure event on performance of this Agreement to decide whether to terminate this Agreement, or waive certain obligations under this Agreement, or delay performing this Agreement.

8. Acknowledgment

8.1 The Parties agree and acknowledge that the provisions under the Equity Option Agreement and Equity Pledge Agreement, each entered into among Party A, Party B and Party C on June 5, 2006, are applicable to any equity interest in Party C that will be held by Party B after Party B uses the Loan to increase the capital of Party C.

8.2 It is agreed and acknowledged by the Parties that Party A may transfer any or all of its rights and/or obligations under this Agreement to a third party designated by Party A without consent from any other Party, provided it will notify the other Parties in writing no less than 10 business days in advance.

9. Supplement

9.1 The formation, validity, interpretation, performance, amendment and termination of and dispute resolution regarding this Agreement will be governed by the laws of China. Any dispute in connection with performance of this Agreement will be resolved through friendly negotiations and, if the negotiations fail, submitted to China International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules. The arbitration will be conducted in Beijing. The arbitration award is final and conclusive.

9.2 This Agreement will be effective upon signing by each Party.

9.3 This Agreement is in Chinese and three originals, with each Party holding one thereof.

[THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY.]

(Signature page only)

Party A: Jiubang Computer Technology (Guangzhou) Co., Ltd.

/s/ Yuqiang Deng

(Company seal)

Party B: Yuqiang Deng

/s/ Yuqiang Deng

Party C: Guangzhou Jiubang Digital Technology Co., Ltd.

/s/ Yuqiang Deng

(Company seal)

LOAN AGREEMENT

This Loan Agreement (this “Agreement”) is entered into in Guangzhou as of March 31, 2005 by and among the following parties:

(1)	Jiubang Computer Technology (Guangzhou) Co., Ltd. (“Party A”), a wholly foreign-owned enterprise incorporated and validly existing under the laws of the People’s Republic of China (“China”) with its registered address at Suite 1508, 9 Qingnian Road, Economic and Technological Development Park, Guangzhou, China;

(2)	Yuqiang Deng, (ID No.: 441900760328001) (“Party B”); and

(3)	Guangzhou Jiubang Digital Technology Co., Ltd. (“Party C”), a limited liability company incorporated and validly existing under the laws of China, with its registered address at Suite 801, 18 Siyouyi Road, Dongshan District, Guangzhou, China.

Through friendly negotiations, the Parties hereby agree as follows regarding the loan provided by Party A to Party B and intend to be legally bound hereby:

1. Loan

1.1 Subject to the terms and conditions of this Agreement, Party A agrees to provide to Party B a loan at the principal amount of RMB800,000 (the “Loan”). Party B agrees that the entire Loan will be used to increase the capital of Party C.

1.2 It is agreed by Party A and Party B that the Loan will be paid to an account designated by Party B within 15 business days after execution of this Agreement.

2. Term

2.1 The term of the Loan will commence from the date when the Loan is paid to the account designated by Party B, and ends on the date when the Loan is fully repaid by Party B pursuant to this Agreement.

3. Interest

3.1 The Loan will have no interest.

4. Repayment

4.1 Unless otherwise agreed by Party A and Party B, Party B will not be obligated to repay the Loan to Party A unless and until Party B transfers its equity interests in Party C to Party A or a third party nominated by Party A pursuant to the Equity Option Agreement among Party A, Party B and Party C, and the repayment will only be effected through transfer of Party B’s equity interests in Party C to Party A or a third party nominated by Party A. For avoidance of any doubt, Party A agrees to waive any difference between the amount of the Loan and the value of equity interests so transferred if such value is lower than the amount of the Loan.

5. Confidentiality

5.1 The existence and all content of this Agreement are confidential information and may not be disclosed to any third party, except to any officer, director, employee, agent or professional advisor involved in the transaction contemplated herein and the shareholders of each of Party A and Party B, and with the exception when any Party is required by law to disclose any information of this Agreement to any government, general public or shareholders, or to file this Agreement with relevant authority.

5.2 The provisions under this Section 5 will survive any amendment, termination or expiration of this Agreement.

6. Breach Liability

6.1 If any Party fails to perform any of its obligations under this Agreement or any of its representations and warranties under this Agreement is untrue or inaccurate, such Party is in breach of this Agreement and will be liable for any and all losses incurred by the other Party.

7. Force Majeure

7.1 If performance of this Agreement is affected by any Force Majeure event, the Party encountering the Force Majeure event will notify the other Parties by telegraph, facsimile or any other electronic means and provide evidence of the Force Majeure in writing within 15 business days. The Parties will negotiate based on the extent of the effect of the Force Majeure event on performance of this Agreement to decide whether to terminate this Agreement, or waive certain obligations under this Agreement, or delay performing this Agreement.

8. Acknowledgment

8.1 The Parties agree and acknowledge that the provisions under the Equity Option Agreement and Equity Pledge Agreement, each entered into among Party A, Party B and Party C, are applicable to any equity interest in Party C that will be held by Party B after Party B uses the Loan to increase the capital of Party C.

8.2 It is agreed and acknowledged by the Parties that Party A may transfer any or all of its rights and/or obligations under this Agreement to a third party designated by Party A without consent from any other Party, provided it will notify the other Parties in writing no less than 10 business days in advance.

9. Supplement

9.1 The formation, validity, interpretation, performance, amendment and termination of and dispute resolution regarding this Agreement will be governed by the laws of China. Any dispute in connection with performance of this Agreement will be resolved through friendly negotiations and, if the negotiations fail, submitted to China International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules. The arbitration will be conducted in Beijing. The arbitration award is final and conclusive.

9.2 This Agreement will be effective upon signing by each Party.

9.3 This Agreement is in Chinese and three originals, with each Party holding one thereof.

[THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY.]

(Signature page only)

Party A: Jiubang Computer Technology (Guangzhou) Co., Ltd.

(Company seal)

Party B: Yuqiang Deng

/s/ Yuqiang Deng

Party C: Guangzhou Jiubang Digital Technology Co., Ltd.

(Company seal)